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                                                                    EXHIBIT 10.1

                                                                 COMMERCIAL LOAN

                                                               NOTE NO.   8

                                 PROMISSORY NOTE

    $8,000,000.00                Cincinnati, Ohio              December 31, 1995


The undersigned, for value received, promises to pay to the order of The Provident Bank, at any of its offices, the sum of EIGHT MILLION AND NO/100 DOLLARS ($8,000,000.00), (the "Maximum Credit") or so much thereof as is loaned by the holder pursuant to the provisions hereof, together with interest until demand or maturity AT A RATE OF BORROWER'S OPTION OF PROVIDENT BANK'S PRIME RATE OR LIBOR + 1 per year computed on the basis of a year of 360 days for the actual number of days elapsed, and after default hereunder, demand or maturity, whether at stated maturity or by acceleration, at a rate four (4) percentage points greater than the stated rate (the "Default Rate"). Interest on any prime rate borrowing shall be due and payable MONTHLY BEGINNING JANUARY 31, 1996, and at maturity. Interest on any LIBOR borrowings shall be due and payable upon it respective maturity.

Principal shall be due and payable AT MATURITY, DECEMBER 30, 1996.

The undersigned hereby state(s) that the purpose of the loan evidenced by this
Note is WORKING CAPITAL.

/X/ REVOLVING CREDIT: If this box is checked, this Note is a revolving credit subject to the terms of this paragraph. Subject to the conditions hereof and of any other agreements between the parties relating hereto and until demand, if the principal is payable on demand, or maturity (whether at scheduled or accelerated maturity), if the principal is payable other than on demand, the undersigned may borrow and reborrow from the holder and the holder may, in its sole discretion, lend and relend to the undersigned such amounts not to exceed the Maximum Credit as the undersigned may at any time and from time to time request upon satisfactory notice to the holder.

         Notwithstanding anything to the contrary contained herein or in any other agreement between the undersigned and the holder, if this Note provides that the principal hereof is payable on demand, then this Note is a demand Note due and owing immediately, without prior demand of the holder and immediate action to enforce its payment may be taken at any time, without notice and without reason. If any payment of principal or interest is not paid when due, or if the holder deems itself insecure for any reason, including but not limited to, the insolvency, bankruptcy, business failure, death, default in the payment of other obligations or receivership of or concerning any maker, guarantor or indorser hereof, this Note shall, if payable other than on demand, at the option of its holder, become immediately due and payable, without demand or notice. The undersigned shall promptly provide such financial information as the holder shall reasonably request from time to time.

         Upon this Note becoming due under any of its terms and provisions, and not being fully paid and satisfied, the total sum then due hereunder may, at any time and from time to time, be charged against any account or accounts maintained with the holder hereof by any of the undersigned or any indorser, without notice to or further consent from any of them, and the undersigned and all indorsers agree to be and remain jointly and severally liable for all remaining indebtedness represented by this Note in excess of the amount or amounts so applied.

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         Prime rate is that annual percentage rate of interest which is established by The Provident Bank from time to time as its prime rate, whether or not such rate is publicly announced, and which provides a base to which loan rates may be referenced. Prime rate is not necessarily the lowest lending rate of The Provident Bank. A rate based on the prime rate will change each time and as of the date that the prime rate changes. If any payment of principal or interest is not paid when due or if the undersigned shall otherwise default in the performance of its obligations hereunder or under any other note or agreement with the holder, the holder at its option, may charge and collect, or add to the unpaid balance hereof, a late charge up to the greater of $250 or .1% of the unpaid balance of this Note at the time of such delinquency for each such delinquency to cover the extra expense incident to handling delinquent accounts, and/or increase the interest rate on the unpaid balance to the Default Rate. The holder may charge interest at the rate provided herein on all interest and other amounts owing hereunder which are not paid when due.

         The undersigned, all indorsers hereof, any other party hereto, and any guarantor hereof (collectively "Obligors") each (i) waive(s) presentment, demand, notice of demand, protest, notice of protest and notice of dishonor and any other notice required to be given by law in connection with the delivery, acceptance, performance, default or enforcement of this Note, of any indorsement or guaranty of this Note or of any document or instrument evidencing any security for payment of this Note; and (ii) consent(s) to any and all delays, extensions, renewals or other modifications of this Note or waivers of any term hereof or release or discharge by the holder of any of Obligors or release, substitution or exchange of any security for the payment hereof or the failure to act on the part of the holder or any indulgence shown by the holder, from time to time and in one or more instances, (without notice to or further assent from any of Obligors) and agree(s) that no such action, failure to act or failure to exercise any right or remedy, on the part of the holder shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by the holder of, or otherwise affect, any of the holder's rights under this Note, under any indorsement or guaranty of this Note or under any document or instrument evidencing any security for payment of this Note. The undersigned and all indorsers further agree to reimburse the holder for all advances, charges, costs and expenses, including reasonable attorneys' fees, incurred or paid in exercising any right, power or remedy conferred by this Note, or in the enforcement thereof. If the undersigned are more than one (1), the liability of the undersigned hereon is joint and several, and the term "undersigned", as used herein, means any one or more of them.

         The undersigned and all indorsers authorize any attorney at law, including an attorney engaged by the holder, to appear in any court of record in the State of Ohio or any other State or Territory of the United States, after the indebtedness evidenced hereby, or any part thereof, becomes due and waive the issuance and service of process and confess judgment against any one or more than one of the undersigned and all indorsers in favor of the holder, for the amount then appearing due, together with costs of suit and, thereupon, to release all errors and waive all rights of appeal and stay of execution, but no such judgment or judgments against any one of the undersigned shall be a bar to a subsequent judgment or judgments against any one or more than one of such persons against whom judgment has not been obtained hereon. This warrant of attorney to confess judgment is a joint and several warrant of attorney. The foregoing warrant of attorney shall survive any judgment; and if any judgment be vacated for any reason, the holder hereof nevertheless may hereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the undersigned and all indorsers or any one or more of them. The undersigned and all indorsers hereby expressly waive any conflict of interest that the holder's attorney may have in confessing such judgment against such parties and expressly consent to the confessing attorney receiving a legal fee from the holder for confessing such judgment against such parties.

THE PROVISIONS OF THIS NOTE SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF OHIO. AS A SPECIFICALLY BARGAINED INDUCEMENT FOR THE HOLDER TO EXTEND CREDIT TO BORROWER, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, THE UNDERSIGNED AND ALL INDORSERS HEREBY EXPRESSLY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY LAWSUIT OR PROCEEDING RELATED TO THIS NOTE OR ARISING IN ANY

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WAY FROM ANY INDEBTEDNESS OR OTHER TRANSACTIONS INVOLVING THE HOLDER AND THE
UNDERSIGNED. THE UNDERSIGNED HEREBY DESIGNATE(S) ALL COURTS OF RECORD SITTING IN CINCINNATI, OHIO AND HAVING JURISDICTION OVER THE SUBJECT MATTER, STATE AND FEDERAL, AS FORUMS WHERE ANY ACTION, SUIT OR PROCEEDING IN RESPECT OF OR ARISING FROM OR OUT OF THIS NOTE, ITS MAKING, VALIDITY OR PERFORMANCE, MAY BE PROSECUTED AS TO ALL PARTIES, THEIR SUCCESSORS AND ASSIGNS, AND BY THE FOREGOING DESIGNATION THE UNDERSIGNED CONSENT(S) TO THE JURISDICTION AND VENUE OF SUCH COURTS.

WARNING - BY SIGNING THIS PAPER, YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME, A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE, AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE.


                                       LSI INDUSTRIES INC.

                                       By:
---------------------------------          -----------------------------------
                                           Ronald S. Stowell
                                           Chief Financial Officer & Treasurer


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Address   10000 Alliance Road
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          Cincinnati, OH  45242
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                                LETTER AGREEMENT

         This agreement made this 31st day of December, 1995, by and between LSI INDUSTRIES INC., 10000 Alliance Road, Cincinnati, OH 45242 (hereinafter referred to as "LSI") and THE PROVIDENT BANK, a Banking Corporation located at One East Fourth Street, Cincinnati, OH 45202 (hereinafter referred to as "Provident"),

                                   WITNESSETH

         WHEREAS, Provident intends to extend an $8,000,000.00 unsecured line of credit to LSI for the purposes of funding working capital and other general corporate needs, said line of credit issued pursuant to a note of even date herewith;

         WHEREAS, in exchange for Provident's issuance of said line of credit, LSI has agreed to maintain certain covenants as noted below, covenants which shall remain in effect for as long as such line of credit may exist including all renewals or alterations thereof.

         NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements made herein, the parties hereto do agree as follows:

         1. LSI shall at all times maintain a minimum net worth (per GAAP) of $20,000,000.

         2. LSI shall at all times maintain a minimum level of trailing four quarter profitability of $1,000,000.

         3. LSI shall not permit any liens for funded debt to exist against any of its properties other than:

              (a) liens limited in the aggregate principal amount of $8,000,000 in favor of Fifth Third Bank on the real estate located at 10000 and 10170 Alliance Road, Cincinnati, OH and selected items of personal property located therein.

              (b) liens limited in the aggregate principal amount of $2,000,000 in favor of the trustee of any industrial revenue bonds or various governmental authorities, liens encumbering the real and personal property existing now or acquired in the future located at LSI Metal Fabrication.

              (c) liens on specific inventory limited in the aggregate principal amount of $750,000 to secure certain trade vendors who have advanced progress payment or deposits to LSI.

              (d) LSI will maintain Provident as LSI's principal bank purchasing all such banking services required by LSI provided Provident's pricing remains competitive.

This agreement shall inure to and bind the parties hereto, their successors and assigns.

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THE PROVIDENT BANK                         LSI INDUSTRIES INC.



------------------------------             --------------------------------
Donald U. Luthman                          Ronald S. Stowell
Senior Vice President                      Chief Financial Officer & Treasurer

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